UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

United Refining Company

(Exact name of registrant as specified in its charter)

Pennsylvania	333-35083	25-1411751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bradley Street Warren, Pennsylvania		16365
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (814) 723-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2011, United Refining Company, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, Country Fair, Inc. and Kwik-Fill Corporation (as Guarantor) (collectively, the “Registrant”) entered into an Amended and Restated Credit Agreement (“Amended and Restated Revolving Credit Facility”) with PNC Bank, National Association, as Administrative Agent (the “Agent”), pursuant to which our existing credit facility increased from $130,000,000 to $175,000,000. Under the Amended and Restated Revolving Credit Facility, interest is calculated as follows: (a) for base rate borrowings, at the greater of the Agent’s prime rate, federal funds open rate plus 0.5% or the daily LIBOR rate plus 1.0% plus the applicable margin of 1.25% to 1.75% and (b) for euro-rate borrowings, at the LIBOR rate plus an applicable margin of 2.75% to 3.25%. The applicable margin will vary depending on a formula calculating our average unused availability under the facility. Under the credit facility in effect prior to the Amended and Restated Revolving Credit Facility, interest was calculated as follows: (a) for base rate borrowings, at the great of the Agent’s prime rate, federal funds rate plus .5% or the daily LIBOR rate plus 1% and (b) for euro-rate borrowings, at the LIBOR rate plus an applicable margin of 1.75% to 2.25%. The applicable margin varies with our facility leverage ratio calculation.

The Revolving Credit Facility continues to be secured primarily by certain cash accounts, accounts receivable and inventory. Until expiration on May 18, 2016, we may borrow on a borrowing base formula as set forth in the facility. The participating banks in the Agreement are PNC Bank, National Association, Bank of America, N.A., Manufacturers and Traders Trust Company, and Bank Leumi USA.

The preceding summary of the material provisions of the Amended and Restated Revolving Credit Facility is qualified in its entirety by reference to the complete text of the Amended and Restated Revolving Credit Facility, which is attached as Exhibit 10.2 to Amendment No. 1 to the Registrant’s Registration Statement of Form S-4 and incorporated by reference herein. You are urged to read the entire Amended and Restated Revolving Credit Facility.

A copy of United Refining Company’s press release relating to the amended credit facility is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated May 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1034, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2011

UNITED REFINING COMPANY

By:	/s/ James E. Murphy
Name: James E. Murphy
Title: Vice President and Chief Financial Officer

UNITED REFINING COMPANY OF PENNSYLVANIA

By:	/s/ James E. Murphy
Name: James E. Murphy
Title: Vice President and Chief Financial Officer

KIANTONE PIPELINE CORPORATION

By:	/s/ James E. Murphy
Name: James E. Murphy
Title: Vice President and Chief Financial Officer

COUNTRY FAIR, INC.

By:	/s/ James E. Murphy
Name: James E. Murphy
Title: Vice President and Chief Financial Officer

KWIK-FILL CORPORATION

By:	/s/ James E. Murphy
Name: James E. Murphy
Title: Vice President and Chief Financial Officer

Exhibit Index

99.1	Press release, dated May 18, 2011